Earnings Call Presentation 2nd Quarter 2020 July 28, 2020 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. Our forward-looking 2020 outlook projections assume sequential market improvement and no second wave of market shutdowns Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make adjustments to normalize the results. Management uses these non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis with the exception of cash flow. We remove the impact of certain discrete expenses and income. Examples include plant closures, restructuring actions, separation costs, environmental site expenses and related insurance recoveries, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(1). We are using actual tax rates to report 2020 and 2019 EPS results. Prior to 2019 we used a normalized book tax rate when reporting EPS. Investors should not consider non-GAAP measures as a substitute for GAAP measures. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation.

Consolidated Company Key Metrics-Second Quarter 2020 As reported EPS: $1.03 in 2020 and $1.28 in 2019. Leverage as calculated for compliance under our credit agreement May not sum due to rounding Normalized(3) 2020 2019 Variance Net Sales $203.2 $0 $272 -0.25294117647058822 Adj. EBITDA $68.942626000000004 $0 $108.3 $0 -0.36341065558633423 % of Sales 0.33928457677165358 0.39816176470588233 -590 bps hardcode watchout Adj. Earnings Per Share (1) $0.75246899572934012 $1.2678063749220712 -0.40647956137971586 Adj. Free Cash Flow $63.4 $55.299999999999969 0.14647377938517242 Cash $117 $240 $-,123 Revolver Availability $370 $200 $170 Liquidity $487 $440 $47 Net Debt $539 $557 $-18 Leverage(2) 1.5x 1.6x Favorable

Adjusted EBITDA Bridge – Second Quarter 2020 vs. PY ($38) ($5) $5 $4 $3 ($9) Lower volumes due to COVID-19… Sequential improvement within quarter Normalized(1) May not sum due to rounding

Adjusted Free Cash Flow Bridge - Second Quarter 2020 vs. PY $6 Cash flow remains strong despite COVID-19 pandemic $11 $3 $3 (2) NOTE: Adjustments include cash used or proceeds received for acquisitions and divestures, legacy environmental matters and litigation May not sum due to rounding Includes cash earnings, working capital and other current assets and liabilities Normalized(1) $63 ($15)

COVID-19 disruptions impacting market demand Manufacturing gains driven by productivity Sales improved sequentially in the quarter Mineral Fiber Second Quarter Results Sales improving as major metropolitan areas open back up Key Highlights Q1 Q2 2019 Adjusted EBITDA $82 $96 Current Quarter Comments AUV (5) (5) Regional weakness in major metropolitan areas Volume 0 (36) COVID-19 market disruption Manufacturing 5 7 Continued productivity gains Input costs 0 4 Lower input costs and inventory valuations SG&A 4 5 Cost controls enacted WAVE 1 (9) Volume impacted by COVID-19 2020 Adjusted EBITDA $87 $63 Margins contracted 520 bps % Change 6% (35%)

Sales down 22% due to a reduction in demand across almost all product categories and geographies as a result of COVID-19 Architectural Specialties Second Quarter Results Impacted by lockdown of new construction job sites Key Highlights Q1 Q2 2019 Adjusted EBITDA $10 $12 Current Quarter Comments Sales 4 (2) Sales impact of COVID-19 Period Expense (2) (3) Manufacturing expenses relating to acquisitions SG&A (2) (1) SG&A expenses relating to acquisitions 2020 Adjusted EBITDA $10 $6 Margins contracted 720 bps % Change (2%) (48%)

Consolidated Company Key Metrics – 1st Half 2020 As reported EPS: ($3.61) in 2020 and $2.01 in 2019. 2020 2019 Variance Net Sales $451.9 $0 $514.1 -0.12098813460416269 Adj. EBITDA $166 $0 $200.1 $0 -0.17041479260369807 % of Sales 0.36733790661650811 0.38922388640342342 -220 Adj. Earnings Per Share (1) $1.76 $2.2799999999999998 -0.22807017543859642 Adj. Free Cash Flow $100 $73.699999999999974 0.35685210312076032

Adjusted EBITDA Bridge – 1st Half 2020 vs. PY ($34) ($9) $5 $6 $6 ($8) Balancing short-term cost containment with long-term growth drivers

Adjusted Free Cash Flow Bridge – 1st Half 2020 vs. PY $21 Strong cash earnings offset by weaker WAVE performance $9 $7 ($16) $6

2020 Outlook Down 20% to 35% $4.78 Adjusted EBITDA Adjusted EPS* Adjusted Free Cash Flow Revenue $1,038 $403 Down 10% to 18% 35% to 37% margin Positive AUV Negative volume Benefit from recently announced Turf acquisition Ongoing productivity improvements Manufacturing output aligned with demand Executing cost reduction of $45 - $50 (manufacturing and SG&A) $50 - $55 of total capital expenditures Cash tax rate 20% - 25% $25 - $30 of cash interest expense Excludes $50M from international sale tax refund and sale of Qingpu manufacturing plant 2019 Actual Outlook $30 of interest expense 25% book tax rate 48 million average diluted shares 22% to 25% FCF margin** $244 *As reported EPS: $4.88 in 2019 **FCF Margin = Free cash flow as a percentage of Net Sales All projections assume sequential market improvement and no second wave of market shutdowns

Our Value Creation Model – Medium to Long Term View

13

Revenue Growth	**7% – 9% annual growth**	▪ 0% – 2% Mineral Fiber volume growth ▪ >15% Architectural Specialties growth with 1-3 acquisitions per year ▪ 3% – 5% average unit value increase
Adj. EBITDA Growth	**> 10% annual growth**	▪ ~60% incremental margin in mineral fiber ▪ Continue to price over inflation ▪ Productivity 3%/year ▪ Accelerate renovation and expand A/S market penetration
Adj. EPS Growth	**15% – 20% annual growth**	▪ Declining net debt due to significant cash generation ▪ 25% effective tax rate
Adj. Free Cash Flow Conversion	**10% – 15% annual growth**	▪ Robust Adj. EBITDA growth ▪ Stable level of capital expenditures % of Sales ▪ Cash Tax Rate 15%-20% due to accelerated depreciation

Armstrong WORLD INDUSTRIES

Appendix

Adjusted EBITDA Reconciliation U.S. pension expense represents only the service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our RIP. WAVE settled a portion of their pension plan, resulting in a non-cash accounting charge. Represents Rockfon litigation costs and settlement. CONSOLIDATED For the Three Months Ended June 30, For the Six Months Ended June 30, qtr YTD 2020 2019 V 2020 2019 V Earnings (Loss) from continuing operations, Reported 50 64 -14 -173 100 -273 rounding Add: Income tax expense (benefit), as reported 11 19 -8 -66 33 -99 Earnings (Loss) before tax, Reported 61 83 -22 -239 133 -372 rounding Add: Interest/other income and expense, net 2 4 -2 378 9 369 Operating Income, Reported 62 87 -25 138 142 -4 Add: RIP Cost (1) 1.3660650000000001 1.1902507499999999 0 3 2 1 Add: WAVE Pension Settlement (2) 0 1 -1 0 1 -1 Add: Litigation Expense (3) 0 0 0 0 20 -20 Add: Net Environmental Expenses 0 0 0 1 0 1 Less: Gain on Sale of Idled China Plant Facility -14 0 -14 -14 0 -14 Add: D&A 20 19 1 38 35 3 Adjusted EBITDA 69 108 -39 166 200 -34 rounding -0.36111111111111116 -0.17

Adjusted Diluted Earnings Per Share Reconciliation RIP expense (credit) represents the entire actuarial net periodic pension expense (credit) recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our RIP. WAVE settled a portion of their pension plan, resulting in a non-cash accounting charge. Represents Rockfon litigation costs and settlement. Adjusted income tax expense is calculated using the as reported tax rate multiplied by the adjusted earnings from continuing operations before income taxes. 2020 Dilutive shares outstanding for the six months ended June 30, 2020 include anti-dilutive common stock equivalents which are excluded from U.S. GAAP accounting. Dilutive shares outstanding for the three months ended June 30, 2020 and for the three and six months ended June 30, 2019 are as-reported. CONSOLIDATED For the Three Months Ended June 30, For the Six Months Ended June 30, 2020 Per Diluted 2019 Per Diluted V 2020 Per Diluted 2019 Per Diluted V Share Share Share Share Earnings (Loss) from continuing operations, As Reported $49.499999999999986 $1.03 $64 $1.28 $-14.500000000000014 $-,173 $-3.61 $100 $2.0099999999999998 $-,273 Add/(Less): Income tax expense (benefit), as reported $11.4 $19 $-7.6 $-66 $33 $-99 Earnings (Loss) from continuing operations before income taxes, As Reported $60.899999999999984 $83 $-22.100000000000016 $-,239 $133 $-,372 Add/(Less): RIP Expense (Credit) (1) $-2 $-1.8847795000000001 - $370 $-4 $374 Add: WAVE Pension Settlement (2) 0 1 $-1 0 $1 $-1 Add: Litigation Expense (3) 0 0 0 - 20 $-20 Add: Net Environmental Expenses 0 - - $1 - $1 Less: Gain on Sale of Idled China Plant Facility $-14.112605 0 $-14.112605 $-14 - $-14 0 Adjusted earnings from continuing operations before income taxes $44.529290999999979 $82 $-37.470709000000021 $117 $150 $-33 (Less): Adjusted Income tax expense (4) $-8.3355323054187167 $-19 $10.664467694581283 $-32 $-37 $5 Adjusted net income $36.193758694581263 $0.75403663947044297 $63 $1.27 $-26.806241305418737 $85 $1.76 $113 $2.2799999999999998 $-28 Adjusted EPS Change versus Prior Year -0.40524306046592351 -0.23 Diluted Shares Outstanding (5) 48 49.8 48.4 49.6 As Reported Tax Rate 0.18719211822660103 0.23345367027677494 0.27633779264214042 0.24680210684725354

Adjusted Free Cash(1) Flow Reconciliation Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures, legacy environmental matters and litigation. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations. For the Three Months Ended June 30, For the Six Months Ended June 30, 2020 2019 V 2020 2019 V As Reported Net cash provided by operating activities $53 $32 $21 $79 $47 $32 As Reported Net cash provided by (used for) investing activities - $6 $-6 $10 $-32 $42 Add/(Less): Acquisitions, net - - - - $43 $-43 Add: Litigation, net - $17 $-17 - $20 $-20 Add/(Less): Environmental Payments (Recoveries), net - - - $1 $-5 $6 Add: Net Payments to WAVE for Portion of Proceeds from Sale of International Businesses $10 - $10 $10 - $10 Adjusted Free Cash Flow $63 $55 $8 $100 $74 $26 0.1454545454545455 0.35135135135135137

Segment Reported Operating Income (Loss) to Adjusted EBITDA RIP expense (credit) represents the entire actuarial net periodic pension expense (credit) recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our RIP. WAVE settled a portion of their pension plan, resulting in a non-cash accounting charge. MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE For the Three Months Ended June 30, 2016 V 2020 2019 V 2020 2019 V 2020 2019 V Operating Income (Loss) – As Reported 46 79 -33 4 10 -6 13 -2.1 15.1 Add: RIP Cost (1) 0 0 0 0 0 0 1.3660650000000001 1.1902507499999999 0 Add: WAVE Pension Settlement (2) 0 1 -1 0 0 0 0 0 0 Less: Gain on Sale of Idled China Plant Facility 0 0 0 0 0 0 -14 0 -14 Add: Depreciation and Amortization 17 15 2 2.1601369999999998 3 -0.83986300000000025 0 0.90974925000000018 -0.90974925000000018 EBITDA – Adjusted 62 96 -34 6.1601369999999998 12 -5.8398630000000002 0 0 0 -0.35416666666666663 -0.48665524999999998